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                                                                    Exhibit 99.2

  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Michael P. Pinto, the principal financial officer of M&T Bank Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of M&T Bank Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the M&T Bank Corporation Audit Committee.

(3) In this statement under oath, each of the following , if filed on or before the date of this statement, is a "covered report":

         - M&T Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 2001;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of M&T Bank Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


     By: /s/ Michael P. Pinto                        Subscribed and sworn to
        --------------------------                   before me this 31st day of
     Michael P. Pinto                                July 2002.
     Executive Vice President
      and Chief Financial Officer
                   of
      M&T Bank Corporation
                                                    /s/ Marie King
                                                    ---------------------------
                                                          Notary Public
July 31, 2002                                       My Commission Expires:

                                                          Marie King
                                               Notary Public, State of New York
                                                   Qualified in Erie County

                                               My Commission Expires 03/30/03